SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

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               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported) April 1, 1999


                        CADMUS COMMUNICATIONS CORPORATION
             (Exact name of registrant as specified in its charter)


               VIRGINIA                          0-12954                        54-1274108
(State or other jurisdiction of               (Commission                    (I.R.S. Employer
 incorporation or organization)               File Number)                Identification Number)



6620 WEST BROAD STREET, SUITE 240, RICHMOND, VIRGINIA             23230
     (Address of principal executive offices)                   (Zip Code)



REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE          (804) 287-5680
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ITEM 5.    OTHER EVENTS.

On April 1, 1999, Cadmus Communications Corporation (the "Company") issued the press release attached hereto as Exhibit 99.1 to announce that the Company has acquired The Mack Printing Group and its subsidiaries ("Mack"). On that same day, the Company issued the press release attached hereto as Exhibit 99.2 to announce that in conjunction with its acquisition of The Mack Printing Group, it has entered into a new $200 million revolving credit/term facility. C. Stephenson Gillispie, Jr., chairman, president and chief executive officer read the prepared remarks attached hereto as Exhibit 99.3 on a conference call with analysts, shareholders, prospective investors, and other interested parties.

Information in these documents relating to Cadmus' future prospects and performance are "forward-looking statements," as defined by the Private Securities Litigation Reform Act of 1995, and, as such, are subject to certain risks and uncertainties that could cause actual results to differ materially. Potential risks and uncertainties include but are not limited to: (1) the effective integration of recent acquisitions, (2) continuing competitive pricing in the markets in which the Company competes, (3) the gain or loss of significant customers or the decrease in demand from existing customers, (4) the ability of the Company to continue to obtain improved efficiencies and lower overall production costs, (5) changes in the Company's product sales mix, (6) the performance of new management and leadership teams in the Company and its divisions, (7) the impact of industry consolidation among key customers, (8) the ability of the company to operate profitably and effectively with higher levels of indebtedness, and (9) the ability of the Company to retain key employees and managers in light of lower than planned incentives and benefits.








ITEM 7.    EXHIBITS.

        Exhibit 99.1     Press Release - Acquisition of The Mack Printing Group
        Exhibit 99.2     Press Release - Revolving Credit/Term Facility
        Exhibit 99.3     Prepared Remarks from Conference Call

                                          SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on April 6, 1999.


                                    CADMUS COMMUNICATIONS CORPORATION


                                    By:       /s/ C. Stephenson Gillispie, Jr.
                                                 -----------------------------
                                                  C. Stephenson Gillispie, Jr.
                                                  Chairman, President, and
                                                  Chief Executive Officer

                                         EXHIBIT INDEX


        EXHIBIT


99.1    Press Release - Acquisition of The Mack Printing Group
99.2    Press Release - Revolving Credit/Term Facility
99.3    Prepared Remarks from Conference Call